COMPANY CONTACT:	Investor Relations Contact:
Tony M. Shelby, Chief Financial Officer	Linda Latman (212) 836-9609
(405) 235-4546	Lena Cati (212) 836-9611
The Equity Group Inc.

FOR IMMEDIATE RELEASE

LSB INDUSTRIES, INC.
FILES UNIVERSAL SHELF REGISTRATION STATEMENT

Oklahoma City, Oklahoma – September 16, 2009 - LSB Industries, Inc. (“LSB” or the “Company”), (NYSE-LXU), announced today that it has filed a universal shelf registration statement on Form S-3 with the U.S. Securities and Exchange Commission (“SEC”).

The shelf registration statement, when declared effective by the SEC, would give LSB the ability to offer and sell up to $200,000,000 of its securities consisting of common stock, preferred stock, debt (senior and subordinated), warrants, units or a combination thereof.  After the shelf registration becomes effective, LSB may offer and sell such securities from time to time and through one or more methods of distribution, subject to market conditions and LSB’s capital needs.  The terms of any offering under the shelf registration statement would be established at the time of such offering and will be described in a prospectus supplement filed with the SEC prior to completion of the offering.

Jack E. Golsen, Chairman and CEO, stated, “We do not have immediate plans to offer or sell our securities under the registration statement.  The Board of Directors agreed that having a shelf registration in place was prudent given the current market environment, as it provides us greater financial flexibility in the event we identify strategic opportunities that may require additional capital.”

This registration statement relating to these securities has been filed with the SEC but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov.  In addition, LSB would file a prospectus supplement with the SEC in connection with any offering under the shelf registration statement.  The information on LSB’s web site is not a part of the registration statement, the prospectus or any prospectus supplement which may be issued under the registration statement.

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LSB Industries, Inc. News Release                                                    Page 2
September 16, 2009

LSB is a manufacturing, marketing and engineering company.  LSB’s principal business activities consist of the manufacture and sale of commercial and residential climate control products, such as geothermal and water source heat pumps, hydronic fan coils, large custom air handlers, the manufacture and sale of chemical products for the mining, agricultural and industrial markets, and the provision of specialized engineering services and other activities.

This press release contains certain “forward-looking statements” which are based largely on the LSB’s expectations and are subject to various business risks and uncertainties, certain of which are beyond LSB’s control.  Forward-looking statements include, but are not limited to:  that having a shelf registration in place was prudent as it provides LSB greater financial flexibility in the event we identify strategic opportunities that may require additional capital; and after the shelf registration statement becomes effective, our securities may be offered and sold from time to time and through one or more methods of distributions.  These forward-looking statements are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  While LSB believes the expectations reflected in this news release are reasonable, it can give no assurance such expectations will prove to be correct.  There are a variety of factors which could cause future outcomes to differ materially from those described in this release, including, without limitation, future economic conditions; industry conditions; market conditions; LSB’s capital needs; and the additional factors referred to under "Special Note Regarding Forward-Looking Statements” contained in LSB’s 2008 Form 10-K and LSB’s Form 10-Qs for quarterly periods ending March 31, 2009 and June 30, 2009.  LSB makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that bear upon forward-looking statements.

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